Exhibit 99.2

CMC Electronics Holdings Inc.

Unaudited Consolidated Interim Financial Statements

December 31, 2006

(All amounts are in thousands of Canadian dollars,

except if noted otherwise)

CMC ELECTRONICS HOLDINGS INC.

CONSOLIDATED BALANCE SHEETS

As at December 31, 2006 and March 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

	Canadian GAAP
	As at December 31, 2006	As at March 31, 2006
	(unaudited)
ASSETS

Current Assets
Cash and cash equivalents	$10,089	$10,875
Accounts receivable	40,367	45,959
Income taxes recoverable	12,121	6,315
Inventories	47,605	39,581
Prepaid expenses	1,930	1,812

	112,112	104,542

Deferred financing expenses, net	212	264
Property, plant and equipment, net	27,725	25,693
Deferred development costs, net	8,007	1,426
Intangible assets, net	26,029	29,717
Goodwill	76,114	76,141

	$250,199	$237,783

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued liabilities	$70,292	$63,888
Future income taxes	1,005	599
Current portion of long-term debt	7,283	5,471

	78,580	69,958

Long-term debt	12,284	17,774
Accrued benefit liability	3,780	7,384
Future income taxes	8,970	6,294

	103,614	101,410

Shareholders’ equity	146,585	136,373

	$250,199	$237,783

CMC ELECTRONICS HOLDINGS INC.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

For the Nine Months Ended December 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

	Canadian GAAP
	Nine Month Periods Ended
	Dec. 31, 2006	Dec. 31, 2005
	(unaudited)	(unaudited)

Share capital and contributed surplus	$150,499	$149,461

Retained earnings (deficit) – Beginning of period	(15,654)	(47,136)
Net income	9,696	29,287

Deficit – End of period	(5,958)	(17,849)

Cumulative translation adjustment	2,044	2,214

Shareholders’ equity	$146,585	$133,826

CMC ELECTRONICS HOLDINGS INC.

CONSOLIDATED STATEMENTS OF INCOME

For the Nine Month Periods Ended December 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

	Canadian GAAP
	Nine Month Periods Ended
	Dec. 31, 2006	Dec. 31, 2005
	(unaudited)	(unaudited)

Revenues	$136,283	$147,368

Operating expenses
Cost of goods sold	87,370	94,282
Selling and administrative costs	24,010	23,328
Research and development, net of total assistance of $8,196 (2005 – $5,614) including government assistance of $7,160 (2005 – $4,875)	5,657	6,828
Amortization of property, plant and equipment	3,593	3,570

	120,630	128,008

Income before under noted items	15,653	19,360
Amortization of intellectual property	(3,649)	(3,705)
Gain on sale of marketable securities	—	24,036
Interest expense on long-term debt	(1,239)	(1,703)
Interest income	1,961	213
Foreign exchange gain on long-term debt	166	885

Income before income taxes	12,892	39,086

Provision for income taxes
Current	115	9,881
Future	3,081	(82)

	3,196	9,799

Net income	$9,696	$29,287

CMC ELECTRONICS HOLDINGS INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Nine Month Periods Ended December 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

	Canadian GAAP
	Nine Month Periods Ended
	Dec. 31, 2006	Dec. 31, 2005
	(unaudited)	(unaudited)
Cash Flows from Operating Activities

Net Income	$9,696	$29,287
Gain on sale of marketable securities	—	(22,329)
Amortization of property, plant and equipment	3,593	3,570
Amortization of intellectual property	3,649	3,705
Future income taxes	2,676	(153)
Pension and other employee future benefits	(3,604)	(4,014)
Other operating activities	49	134
Change in non-cash working capital balances	(759)	(10,112)

	15,300	88

Cash Flows from Investing Activities

Additions to property, plant and equipment	(5,619)	(2,090)
Net proceeds from sale of NovAtel shares	—	27,723
Proceeds from sale of property, plant and equipment	3	50
Deferred development costs	(7,535)	(472)

	(13,151)	25,211

Cash Flows from Financing Activities

Issuance of share capital	764	633
Share capital purchased for cancellation	(23)	(26)
Repayment of long-term debt	(3,678)	(30,096)

	(2,937)	(29,489)

Effect of fluctuations of exchange rates on cash and cash equivalents	2	(10)

Net decrease in cash and cash equivalents	(786)	(4,200)
Cash and cash equivalents – Beginning of period	10,875	3,329

Cash and cash equivalents – End of period	$10,089	$(871)

Supplemental disclosures of cash flow information
Interest paid	$1,197	$2,314
Income taxes paid, net	$3,044	$8,322

CMC ELECTRONICS HOLDINGS INC.

NOTES TO UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

1.	Accounting policies

Basis of presentation

The unaudited interim consolidated financial statements are based upon accounting policies and methods of their application consistent with those used and described in the Corporation’s annual consolidated financial statements as contained in the present Form 8-K/A. The unaudited interim consolidated financial statements do not include all of the financial statement disclosures included in the annual consolidated financial statements prepared in accordance with accounting principles generally accepted in Canada and therefore should be read in conjunction with the Corporation’s March 31, 2006 consolidated financial statements.

In the opinion of management of the Corporation, the unaudited interim consolidated financial statements reflect all adjustments, which consist only of normal and recurring adjustments, necessary to present fairly the financial position and the results of operations and cash flows in accordance with generally accepted accounting principles in Canada. The results reported in these unaudited interim consolidated financial statements are not necessarily indicative of the results that may be expected for the entire year.

2.	Seasonality and Cyclicality of the Business

The Corporation’s business is affected in varying degrees by market cyclicality and/or seasonality. In particular, the timing of the Corporation’s revenues is impacted by the purchasing patterns of customers and, as a result, revenues are not generated evenly throughout the year. Therefore the operating performance over a given interim period should not necessarily be considered indicative of full fiscal year performance.

3.	Use of estimates

The preparation of financial statements in accordance with generally accepted accounting principles (GAAP) in Canada requires management to make certain estimates and assumptions. These may affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the financial statement date. They may also affect the reported amounts of revenues and expenses during the year. Actual results could differ from these estimates.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

4.	Pension and other employee future benefit plans

Net benefit plans expense for the periods ended December 31 included the following components:

	Pension Benefits		Other Benefits
	2006	2005	2006	2005
Current service cost	$1,868	$1,519	$170	$157
Interest cost	4,088	4,067	546	506
Actual return on plan assets	(5,229)	(9,380)	—	—
Actuarial loss	4,200	7,976	—	—
Plan amendments	601	2,398	—	—
Difference between expected return and actual return on plan assets	525	5,331	—	—
Difference between actuarial (gain) loss recognized and actuarial (gain) loss on accrued benefit obligation	(4,036)	(7,953)	—	—
Difference between amortization of past services and actual plan amendments	(160)	(2,166)	—	—

Net benefit plans expense	$1,857	$1,792	$716	$663

5.	Government cost sharing

The Corporation has an agreement with the Government of Canada whereby the latter shares in the cost, based on expenditures incurred by the Corporation, of certain Research and development (R&D) programs for aeronautical sustaining technology development for military and commercial applications. This agreement is included in the Technology Partnerships Canada (TPC) program created by Industry Canada to invest strategically in research and development, to encourage private sector investment, and to increase technological capabilities in the Canadian industry. The amounts received are reimbursable through royalties on future revenues derived from the funded products if and when they are commercialized. When the conditions are met, a liability is accrued on the balance sheet and an expense recognized in the statement of income.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

The amount of funding received in the period ended December 31, 2006 was $1,713 (2005 – $1,292) all of which was recorded as a reduction of Research and development costs. As of December 31, 2006, the Corporation recorded a liability of $645 (2005 – $508) for future repayments in respect of this agreement.

6.	Differences between Canadian GAAP and United States Generally Accepted Accounting Principles (“US GAAP”)

The Corporation’s unaudited interim consolidated financial statements have been prepared in accordance with Canadian GAAP, which differ in some respects from US GAAP. Following are the significant differences in accounting principles as they pertain to the unaudited consolidated balance sheet as at December 31, 2006 and the consolidated statements of shareholders’ equity and income for the nine-month period ended December 31, 2006 and December 31, 2005.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

(a) Reconciliation of Canadian and US GAAP consolidated balance sheet

		Unaudited
		As at December 31, 2006
	Ref. Note 6(f)	Canadian GAAP as reported	US GAAP Adj.	US GAAP
Assets

Current Assets
Cash and cash equivalents		$10,089	$—	$10,089
Accounts receivable		40,367	—	40,367
Income taxes recoverable	(1)	12,121	(8,007)	4,114
Inventories	(2)	47,605	3,339	50,944
Prepaid expenses and other deferred items	(3)	1,930	1,202	3,132
Future income taxes	(1)	—	2,705	2,705

		112,112	(761)	111,351

Deferred financing expenses, net		212	—	212
Property, plant and equipment, net		27,725	—	27,725
Future income taxes	(1)	—	14,867	14,867
Deferred development costs, net		8,007	—	8,007
Intangible assets, net	(4)	26,029	5,234	31,263
Goodwill		76,114	—	76,114

		$250,199	$19,340	$269,539

CMC ELECTRONICS HOLDINGS INC.

NOTES TO UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

		Unaudited
		As at December 31, 2006
	Ref. Note 6(f)	Canadian GAAP as reported	US GAAP Adj.	US GAAP
Liabilities and Shareholders’ Equity

Current Liabilities
Accounts payable and accrued liabilities		$70,292	$—	$70,292
Derivative financial instruments	(3)	—	508	508
Income taxes payable	(1)	—	11,860	11,860
Future income taxes	(1), (2), (3)	1,005	(1,005)	—
Current portion of long-term debt		7,283	—	7,283

		78,580	11,363	89,943

Long-term debt		12,284	—	12,284
Accrued benefit liability	(4)	3,780	16,124	19,904
Future income taxes	(4)	8,970	(3,485)	5,485

		103,614	24,002	127,616
Shareholders’ equity		146,585	(4,662)	141,923

		$250,199	$19,340	$269,539

CMC ELECTRONICS HOLDINGS INC.

NOTES TO UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

(b)	Reconciliation of Canadian and US GAAP consolidated shareholders’ equity for the nine months ended December 31, 2006

		Unaudited
		For the Nine Months Ended December 31, 2006
	Ref. Note 6(f)	Canadian GAAP as reported	US GAAP Adj.	US GAAP
Share capital and contributed surplus		$150,499	$—	$150,499

Deficit – Beginning of period	(2), (3)	(15,654)	1,823	(13,831)
Net income		9,696	920	10,616

Deficit – End of period		(5,958)	2,743	(3,215)

Cumulative translation adjustment	(5)	2,044	(2,044)	—

Accumulated other comprehensive loss*	(4)	—	(7,405)	(7,405)
	(5)	—	2,044	2,044

		—	(5,361)	(5,361)

Shareholders’ equity		$146,585	$(4,662)	$141,923

*	Comprised of foreign currency translation adjustment of $2,044 and additional minimum pension liability adjustment of $7,405 net of taxes of $3,485.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

(c)	Reconciliation of Canadian and US GAAP consolidated statement of income and comprehensive income for the nine month period ended December 31, 2006

		Unaudited
		For the Nine Month Period Ended December 31, 2006
	Ref. Note 6(f)	Canadian GAAP as reported	US GAAP Adj.	US GAAP
Revenues	(3)	$136,283	$463	$136,746

Operating expenses
Cost of good sold	(2)	87,370	1,965	89,335
Selling and administration costs		24,010	—	24,010
Research and development, net of total assistance of $5,614 including government assistance of $4,875	(2)	5,657	2,801	8,458
Amortization of property, plant and equipment		3,593	—	3,593

		120,630	4,766	125,396

Income from continuing operations before under noted items		15,653	(4,303)	11,350
Amortization of intellectual property		(3,649)	—	(3,649)
Interest expense on long-term debt		(1,239)	—	(1,239)
Interest income		1,961	—	1,961
Foreign exchange gain on long-term debt		166	—	166

Income from continuing operations before income taxes		12,892	(4,303)	8,589

Provision for (recovery of) income taxes
Current		115	—	115
Future	(2), (3)	3,081	(5,223)	(2,142)

		3,196	(5,223)	(2,027)

Net Income		$9,696	$920	$10,616

CMC ELECTRONICS HOLDINGS INC.

NOTES TO UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

		Unaudited
		For the Nine Month Period Ended December 31, 2006
	Ref. Note 6(f)	Canadian GAAP as reported	US GAAP Adj.	US GAAP
Other comprehensive income
Additional minimum liability adjustment of defined benefit pension plans, net of taxes of $948	(4)	$—	$(2,050)	$(2,050)
Foreign currency translation adjustment	(5)	—	(225)	(225)

		$—	$(2,275)	$(2,275)

Comprehensive income		$9,696	$(1,355)	$8,341

CMC ELECTRONICS HOLDINGS INC.

NOTES TO UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

(d)	Reconciliation of Canadian and US GAAP consolidated statement of income and comprehensive income for the nine month period ended December 31, 2005

		Unaudited
		For the Nine Month Period Ended December 31, 2005
	Ref. Note 6(f)	Canadian GAAP as reported	US GAAP Adj.	US GAAP

Revenues	(3)	$147,368	$(3,217)	$144,151

Operating expenses
Cost of good sold	(2)	94,282	1,174	95,456
Selling and administration costs		23,328	—	23,328
Research and development, net of total assistance of $7,416 including government assistance of $5,351	(2)	6,828	3,076	9,904
Amortization of property, plant and equipment		3,570	—	3,570

		128,008	4,250	132,258

Income from continuing operations before under noted items		19,360	(7,467)	11,893
Amortization of intellectual property		(3,705)	—	(3,705)
Gain on sale of marketable securities		24,036	—	24,036
Interest expense on long-term debt		(1,703)	—	(1,703)
Interest income		213	—	213
Foreign exchange gain on long-term debt		885	—	885

Income from continuing operations before income taxes		39,086	(7,467)	31,619

Provision for (recovery of) income taxes
Current		9,881	—	9,881
Future	(2), (3)	(82)	(5,640)	(5,722)

		9,799	(5,640)	4,159

Net Income		$29,287	$(1,827)	$27,460

CMC ELECTRONICS HOLDINGS INC.

NOTES TO UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

		Unaudited
		For the Nine Month Period Ended December 31, 2005
	Ref. Note 6(f)	Canadian GAAP as reported	US GAAP Adj.	US GAAP
Other comprehensive income
Additional minimum liability adjustment of defined benefit pension plans, net of taxes of $722	(4)	$—	$(1,560)	$(1,560)
Foreign currency translation adjustment	(5)	—	(911)	(911)

		$—	$(2,471)	$(2,471)

Comprehensive income		$29,287	$(4,298)	$24,989

CMC ELECTRONICS HOLDINGS INC.

NOTES TO UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

(f)	Differences between Canadian and US GAAP

1)	Investment tax credits:

Under Canadian GAAP, unused Federal investment tax credits are classified in Income taxes recoverable while under US GAAP they are classified in Future income taxes. Consequently, other tax items have been reclassified on the balance sheet.

2)	Research and development tax credits:

Under Canadian GAAP, non-refundable tax credits deductible against income taxes otherwise payable relating to research and development activities are recognized as a reduction of work-in process, deferred development costs, cost of goods sold or research and development costs, as appropriate. Under US GAAP, non-refundable research and development tax credits are recorded as a reduction of the income tax expense. These adjustments have been tax effected.

3)	Derivatives:

The Corporation has forward purchase and sales contracts that are designated as cash flow hedges of anticipated future revenue or purchases, as well as interest rate swap agreements.

Under Canadian GAAP, the gains and losses related to the forward contracts are recognized at maturity, concurrently with the recognition of the underlying item being hedged. The fair value of these contracts is not recognized on the balance sheet. The gains and losses on the interest rate swap agreements are recognized at each period end.

For US GAAP purposes, the Corporation elected not to adopt the optional hedge accounting provisions of FASB statements 133, 138 and 149, Accounting for Derivative Instruments and Hedging Activities. Accordingly, unrealized gains and losses resulting from the valuation of derivatives (including embedded derivatives) at fair value are recognized in net income as they arise and not concurrently with the recognition of the transaction being hedged.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

4)	Minimum pension liability:

Under US GAAP, if the accumulated benefit obligation exceeds the market value of plan assets, a minimum pension liability for the excess is recognized to the extent that the liability recorded in the balance sheet is less than the minimum liability. Any portion of this additional liability that relates to unrecognized past service cost is recognized as an intangible asset while the remainder is charged to Other comprehensive income. Canadian GAAP has no such requirement to record a minimum liability.

5)	Comprehensive income:

US GAAP requires disclosure of comprehensive income, which comprises net income and other components of comprehensive income. Other comprehensive income includes items that cause changes in shareholders’ equity but are not related to share capital or net earnings, which, for the Corporation, comprises currency translation adjustments and change in minimum pension liability.